UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2016

LendingClub Corporation (Exact name of registrant as specified in its charter)

Commission File Number: 001-36771

Delaware	51-0605731
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

71 Stevenson St., Suite 300, San Francisco, CA 94105
(Address of principal executive offices and zip code)
(415) 632-5600 (Registrant's telephone number, including area code)
N/A (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 15, 2016, John MacIlwaine informed LendingClub Corporation (the “Company”) that he intended to resign from his position as the Company’s Chief Technology Officer, effective January 19, 2017, to pursue another opportunity. Richard Southwick, the Company’s Senior Vice President for Technology, will oversee the Company’s technology development and operations while the Company conducts a search for a new Chief Technology Officer.

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LendingClub Corporation
Date: December 15, 2016	By:	/s/ Russell S. Elmer
Russell S. Elmer
General Counsel and Secretary
(duly authorized officer)